Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

U.S. Global Jets ETF
(the “Fund”)

November 12, 2015

Supplement to the
Summary Prospectus dated April 23, 2015 and
Prospectus and Statement of Additional Information (“SAI”)
dated April 22, 2015

Effective immediately, Brian K. Hicks no longer serves as a portfolio manager for the Fund, and all references to Mr. Hicks in the Fund’s Summary Prospectus, Prospectus and SAI are deleted in their entirety.

Frank E. Holmes and Ralph P. Aldis, who have been portfolio managers of the Fund since its inception in 2015, will continue to serve as the portfolio managers responsible for the day-to-day investment decisions for the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.